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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement of All American
Communications Inc. on Form S-2 (File No. 33-          ) of our report dated
September 8, 1995, on our audits of the financial statements of The Game Show Division of Mark Goodson Productions and Affiliates. We also consent to the reference to our firm under the caption "Experts".

                                          COOPERS & LYBRAND L.L.P.

New York, New York
October 17, 1995